                                    EXHIBIT D




THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND HAVE BEEN TAKEN FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO THE DISTRIBUTION THEREOF AND, EXCEPT AS STATED IN AN AGREEMENT BETWEEN THE HOLDER OF THIS CERTIFICATE AND THE ISSUER CORPORATION, SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES OR THE ISSUER CORPORATION RECEIVES AN OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE ISSUER CORPORATION) STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

VOID AFTER 5:00 P.M., PHILADELPHIA TIME, ON _________________, 2002 OR IF NOT A BUSINESS DAY, AS DEFINED HEREIN, AT 5:00 P.M., PHILADELPHIA TIME, ON THE NEXT FOLLOWING BUSINESS DAY.


NO.  1


                               WARRANT TO PURCHASE
                                _______ SHARES OF
                                  COMMON STOCK
                                       OF
                            ERESEARCHTECHNOLOGY, INC.


                     TRANSFER RESTRICTED -- SEE SECTION 5.01


         This certifies that, for good and valuable consideration, Communicade, Inc. or its permitted successors and assignees (the "Warrantholder"), is entitled to purchase from eResearchTechnology, Inc., a Delaware corporation (the "Company"), subject to the terms and conditions hereof, at any time on or after the date hereof, and before 5:00 p.m., Philadelphia time, on __________, 2002 (or, if such day is not a Business Day, at or before 5:00 p.m., Philadelphia time, on the next following Business Day), the number of fully paid and non-assessable shares of Common Stock stated above at the Exercise Price. The Exercise Price and the number of shares purchasable hereunder are subject to adjustment as provided in Article III hereof.

                                    ARTICLE I

        Section 1.01 Definition of Terms. As used in this Warrant, the following capitalized terms shall have the following respective meanings:

                  (a) Business Day: A day other than a Saturday, Sunday or other day on which banks in the Commonwealth of Pennsylvania are authorized by law to remain closed.

                  (b) Common Stock: Common Stock, $.01 par value per share, of the Company.

                  (c) Exercise Price: $     per Warrant Share, as such price may
be adjusted from time to time pursuant to Article III hereof.

                  (d) Expiration Date: 5:00 p.m., Philadelphia time, on       ,
2002 or if such day is not a Business Day, the next succeeding day which is a Business Day.

                  (e) Holder: A holder of outstanding Warrants.

                  (f) Person: An individual, partnership, joint venture, corporation, trust, unincorporated organization or government or any department or agency thereof.

                  (g) Public Offering: A public offering of any of the Company's equity or debt securities pursuant to a registration statement under the Securities Act.

                  (h) Securities Act: The Securities Act of 1933, as amended.

                  (i) Transfer: See Section 5.01.

                  (j) Warrant: This Warrant and all other warrants that may be issued in its place.

                  (k) Warrantholder: The person or entity to whom this Warrant is originally issued, or any successor in interest thereto, or any assignee or transferee thereof, in whose name this Warrant is registered upon the books to be maintained by the Company for that purpose.

                  (l) Warrant Shares: The shares of Common Stock purchasable upon exercise of the Warrants.

                                   ARTICLE II

                        DURATION AND EXERCISE OF WARRANT

         Section 2.01 Duration of Warrant. The Warrantholder may exercise this Warrant at any time and from time to time after the date hereof and before 5:00 p.m., Philadelphia time, on the Expiration Date. If this Warrant is not exercised on or before the Expiration Date, it shall become void, and all rights hereunder shall thereupon cease.

                  (a) Exercise of Warrant.

                      (i) The Warrantholder may exercise this Warrant, in whole or in part, by presentation and surrender of this Warrant to the Company at its corporate office at 30 South 17th Street, Philadelphia, PA 19103, or at the office of its stock transfer agent, if any, with the Subscription Form annexed hereto duly executed and accompanied by payment of the full Exercise Price for each Warrant Share to be purchased.

                      (ii) Upon receipt of this Warrant with the Subscription Form duly executed and accompanied by payment of the aggregate Exercise Price for the Warrant Shares for which this Warrant is then being exercised, the Company shall cause to be issued certificates for the total number of whole shares of Common Stock for which this Warrant is being exercised (adjusted to reflect the effect of the provisions contained in Article III hereof, if any) in such denominations as are requested for delivery to the Warrantholder, and the Company shall thereupon deliver such certificates to the Warrantholder. The Warrantholder shall be deemed to be the holder of record of the Shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Warrantholder. If at the time this Warrant is exercised, a registration statement is not in effect to register under the Securities Act the Warrant Shares issuable upon exercise of this Warrant, the Company may require the Warrantholder to make such investment intent representations, and to provide the Company with an opinion of counsel (which may be counsel for the Company) and may place such legends on certificates representing the Warrant Shares, as may be reasonably required in the opinion of counsel to the Company to permit the Warrant Shares to be issued without such registration.

                      (iii) Notwithstanding anything to the contrary set forth herein, upon exercise of this Warrant, the Warrantholder may, at its election, either (i) exercise this Warrant by paying to the Company an amount equal to the aggregate Exercise Price of the shares being purchased or (ii) receive shares of Common Stock equal to the value (as determined below) of this Warrant, in which event the Company shall issue to the Warrantholder a number of shares of Common Stock computed using the following formula:

                  X = Y(A-B)
                      ------
                        A

Where:            X = the number of shares to be issued to the Warrantholder.

                  Y = the number of shares purchasable under this Warrant with respect to which the Exercise Price is to be paid.

                  A = the current fair market value of one share of the
                      Company's Common Stock.

                  B = the Exercise Price then in effect.

As used herein, current fair market value of the Company's Common Stock shall mean with respect to each share of Common Stock the average of the closing prices of the Company's Common Stock sold on all securities exchanges on which the Common Stock may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day the Common Stock is not so listed, the average of the representative bid and asked prices quoted in the Nasdaq Stock Market as of 4:00 p.m., New York City time, or, if on any day the Common Stock is not quoted in the Nasdaq Stock Market, the average of the highest bid and lowest asked price on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over the 20 consecutive business days prior to the day as of which the current fair market value of Common Stock is being determined. If at any time the Common Stock is not listed on any securities exchange or quoted in the Nasdaq Stock Market or the over-the-counter market, the current fair market value shall be the highest price per share that the Company could obtain from a willing buyer (not a current employee or director) for shares of Common Stock sold by the Company, from authorized but unissued shares, as determined in good faith by the Board of Directors of the Company, unless the Warrantholder shall purchase such shares in conjunction with an underwritten public offering of the Company's Common Stock pursuant to a registration statement filed under the Securities Act of 1933, in which case the fair market value shall be the price per share at which the Common Stock is sold to the public in such offering.

                      (iv) In case the Warrantholder shall exercise this Warrant with respect to less than all of the Warrant Shares that may be purchased under this Warrant, the Company shall execute a new warrant in the form of this Warrant for the balance of such Warrant Shares and deliver such new warrant to the Warrantholder.

         Section 2.02 Reservation of Shares. The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of shares of Common Stock or other shares of capital stock of the Company from time to time issuable upon exercise of this Warrant. All such shares shall be duly authorized, and when issued upon such exercise, shall be validly issued, fully paid and nonassessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights.

         Section 2.03 Fractional Shares. The Company shall not be required to issue any fraction of a share of its capital stock in connection with the exercise of this Warrant, and in any case where the Warrantholder would, except for the provisions of this Section 2.04, be entitled under the terms of this Warrant to receive a fraction of a share upon the exercise of this Warrant, the Company shall, upon the exercise of this Warrant and receipt of the Exercise Price, issue only the largest number of whole shares purchasable upon exercise of this Warrant. The Company shall not be required to make any cash or other adjustment in respect of such fraction of a share to which the Warrantholder would otherwise be entitled, but shall return to the Warrantholder that portion of the Exercise Price that represents such fraction of a share.


                                   ARTICLE III

                ADJUSTMENT OF SHARES OF COMMON STOCK PURCHASABLE
                              AND OF EXERCISE PRICE

         The Exercise Price and the number and kind of Warrant Shares shall be subject to adjustment from time to time upon the happening of certain events as provided in this Article III.

         Section 3.01 Mechanical Adjustment.

                  (a) If at any time prior to the exercise of this Warrant in full, the Company shall (i) declare a dividend or make a distribution on the Common Stock payable in shares of its capital stock (whether shares of Common Stock or of capital stock of any other class); (ii) subdivide, reclassify or recapitalize its outstanding Common Stock into a greater number of shares; (iii) combine, reclassify or recapitalize its outstanding Common Stock into a smaller number of shares; or (iv) issue any shares of its capital stock by reclassification of its Common Stock (including any such reclassification in connection with a consolidation or a merger in which the Company is the continuing corporation), the Exercise Price in effect at the time of the record date of such dividend, distribution, subdivision, combination, reclassification or recapitalization shall be adjusted so that the Warrantholder shall be entitled to receive the aggregate number and kind of shares which, if this Warrant had been exercised in full immediately prior to such event, it would have owned by virtue of such exercise and been entitled to receive by virtue of such dividend, distribution, subdivision, combination, reclassification or recapitalization. Any adjustment required by this paragraph 3.01(a) shall be made successively immediately after the record date, in the case of a dividend or distribution, or the effective date, in the case of a subdivision, combination, recapitalization or reclassification, to allow the purchase of such aggregate number and kind of shares.

                  (b) Whenever the Exercise Price payable upon exercise of this Warrant is adjusted pursuant to paragraph (a) of this Section 3.01, the Warrant Shares shall simultaneously be adjusted by multiplying the number of Warrant Shares initially issuable upon exercise of each Warrant by the Exercise Price in effect on the date thereof and dividing the product so obtained by the Exercise Price, as adjusted.

                  (c) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least one cent in such price; provided, however, that any adjustments which by reason of this paragraph (c) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this
Section 3.01 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Notwithstanding anything in this Section 3.01 to the contrary, the Exercise Price shall not be reduced to less than the then existing par value of the Common Stock as a result of any adjustment made hereunder.

         Section 3.02 Notice of Adjustment. Whenever the number of Warrant Shares or the Exercise Price is adjusted as herein provided, the Company shall prepare and deliver to the Warrantholder a certificate signed by its President, setting forth the adjusted number of shares purchasable upon the exercise of this Warrant and the Exercise Price of such shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which adjustment was made.

         Section 3.03 No Adjustment for Cash Dividends. No adjustment in respect of any cash dividends shall be made during the term of this Warrant.

         Section 3.04 Preservation of Purchase Rights in Certain Transactions. In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock (other than subdivision or combination of the outstanding Common Stock and other than a change in the par value of the Common Stock) or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which the Company is the continuing corporation and that does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in the case of any sale, lease, transfer or conveyance to another corporation of the property and assets of the Company as an entirety or substantially as an entirety, the Company shall, as a condition precedent to such transaction, cause such successor or purchasing corporation, as the case may be, to execute with the Warrantholder an agreement granting the Warrantholder the right thereafter, upon payment of the Exercise Price in effect immediately prior to such action, to receive upon exercise of this Warrant the kind and amount of shares and other securities and property that it would have owned or have been entitled to receive after the happening of such reclassification, change, consolidation, merger, sale or conveyance had this Warrant been exercised immediately prior to such action. Such agreement shall provide for adjustments in respect of such shares of stock and other securities and property, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article III. In the event that in connection with any such reclassification, capital reorganization, change, consolidation, merger, sale or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for, or of, a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of this Article III. The provisions of this Section 3.04 shall similarly apply to successive reclassifications, capital reorganizations, consolidations, mergers, sales or conveyances.

         Section 3.05 Dissolution or Liquidation. In the event of any proposed distribution of the assets of the Company in dissolution or liquidation (except under circumstances when Section 3.04 shall be applicable), the Company shall mail notice thereof to the Warrantholder and shall make no distribution to stockholders until the expiration of 30 days from the date of mailing of the aforesaid notice and, in any such case, the Warrantholder may exercise the purchase rights with respect to this Warrant within 30 days from the date of mailing such notice and all rights herein granted not so exercised within such 30-day period shall thereafter become null and void.

         Section 3.06 Form of Warrant After Adjustments. The form of this Warrant need not be changed because of any adjustments in the Exercise Price or the number or kind of the Warrant Shares, and Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in this Warrant, as initially issued.

         Section 3.07 Treatment of Warrantholder. Prior to due presentment for registration of transfer of this Warrant, the Company may deem and treat the Warrantholder as the absolute owner of this Warrant (notwithstanding any notation of ownership or other writing hereon) for all purposes and shall not be affected by any notice to the contrary.

                                   ARTICLE IV

                          OTHER PROVISIONS RELATING TO
                             RIGHTS OF WARRANTHOLDER

         Section 4.01 No Rights as Stockholders; Notice to Warrantholders. Nothing contained in this Warrant shall be construed as conferring upon the Warrantholder or its transferees the right to vote or to receive dividends or to consent or to receive notice as a stockholder in respect of any meeting of stockholders for the election of directors of the Company or of any other matter, or any rights whatsoever as stockholders of the Company. The Company shall give notice to the Warrantholder by certified mail if at any time prior to the expiration or exercise in full of the Warrants, any of the following events shall occur:

                  (a) the Company shall authorize the payment of any dividend payable in any securities upon shares of Common Stock or authorize the making of any non-cash distribution to the holders of shares of Common Stock;

                  (b) the Company shall authorize the issuance to all holders of Common Stock of any additional shares of Common Stock or of rights, options or warrants to subscribe for or purchase Common Stock or of any other subscription rights, options or warrants;

                  (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation, merger, or sale or conveyance of the property of the Company as an entirety or substantially as an entirety); or

                  (d) a capital reorganization or reclassification of the Common Stock (other than a subdivision or combination of the outstanding Common Stock and other than a change in the par value of the Common Stock) or any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification or change of Common Stock outstanding) or in the case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially an entirety. Such giving of notice shall be initiated (i) at least ten Business Days prior to the date fixed as a record date or effective date or the date of closing of the Company's stock transfer books for the determination of the stockholders entitled to such dividend, distribution, or subscription rights, or for the determination of the stockholders entitled to vote on such proposed merger, consolidation, sale, conveyance, dissolution, liquidation or winding up. Such notice shall specify such record date or the date of the closing of the stock transfer books, as the case may be. Failure to provide such notice shall not affect the validity of any action taken in connection with such dividend, distribution or subscription rights, or proposed merger, consolidation, sale, conveyance, dissolution, liquidation or winding up.

         Section 4.02 Lost, Stolen, Mutilated or Destroyed Warrants. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may in its discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as, and in substitution for, this Warrant.

         Section 4.03 Payment of Taxes. The Company shall pay all stamp taxes attributable to the initial issuance of Warrant Shares issuable upon any exercise of the Warrant or issuable pursuant to Section 3, excluding any tax or taxes which may be payable because of the transfer involved in the issuance or delivery of any certificates for Warrant Shares in a name other than that of the exercising Warrantholder in respect of which such Warrant Shares are issued.

                                    ARTICLE V

                      RESTRICTIONS ON TRANSFER OF WARRANTS

         Section 5.01  Restrictions on Transfer.

                  (a) The Warrantholder understands and agrees that neither this Warrant nor the Warrant Shares have been registered under the Securities Act, and that accordingly they will not be transferable except as permitted under various exemptions contained in the Securities Act, or upon satisfaction of the registration and prospectus delivery requirements of the Securities Act.

                  (b) Neither this Warrant nor the Warrant Shares may be disposed of or encumbered (any such action, a "Transfer"), except (i) to any underwriter in connection with a Public Offering of the Common Stock, provided that this Warrant is exercised immediately upon such Transfer and the shares of Common Stock issued upon such exercise are sold by such underwriter as part of such Public Offering and only in accordance with and subject to the provisions of the Securities Act and the rules and regulations promulgated thereunder, or
(ii) to the extent that, in connection with any such transfer, the Warrantholder first provides the Company with an opinion of counsel (which may be counsel for the Company) to the effect that such Transfer will be exempt from the registration and the prospectus delivery requirements of the Securities Act and the registration or qualification requirements of any applicable state securities laws, except that no such opinion will be required with respect to a sale effected in accordance with Rule 144(k) or Rule 144A under the Securities Act or pursuant to an effective registration statement under the Act.

                  (c) The Warrantholder understands that the Company shall not be required to register any transfer of this Warrant or the Warrant Shares not made in accordance with the restrictions contained herein and that the Company may make a notation on its records or give instructions to any transfer agent of this Warrant or the Warrant Shares in order to implement the restrictions on transfer of this Warrant and the Warrant Shares as provided in paragraph 5.01(b).

                                   ARTICLE VI

                                  OTHER MATTERS

         Section 6.01 Amendments and Waivers. The provisions of this Warrant, including the provisions of this sentence, may not be amended, modified or supplemented, and waiver or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Holders of at least a majority-in-interest of the outstanding Warrants (based upon the respective number of shares purchasable upon the exercise of the Warrants). Whenever such consent is required hereunder, such consent may be effected by any available legal means, including without limitation at a special or regular meeting, by written consent or otherwise. Holders shall be bound by any consent agreed to by a majority-in-interest of the Holders, whether or not certificates representing such Warrants have been marked to indicate such consent.

         Section 6.02 Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware, notwithstanding principles of conflicts of laws.

         Section 6.03 Notice. Any notices or certificates by the Company to the Holder and by the Holder to the Company shall be deemed delivered if in writing and delivered in person or by certified mail (return receipt requested) to the Holder addressed to it at the address which Holder has designated in writing to the Company, and if to the Company, addressed to it at:

                           eResearchTechnology, Inc.
                           30 South 17th Street
                           Philadelphia, PA  19103
                           Attention:  President and Chief Executive Officer

         The Company may change its address by written notice to the Holder, and the Holder may change its address by written notice to the Company.

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                                   ASSIGNMENT
                (To be executed only upon assignment of Warrant)




         For value received, _____________________________________________
hereby sells, assigns and transfers unto __________________________ the within Warrant, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ________________________________ attorney, to transfer said Warrant on the books of the within-named Company with respect to the number of Warrant Shares set forth below, with full power of substitution in the premises:

         Name(s) of                                         Number of
         Assignee(s)               Address                  Warrant Shares
         -----------               -------                  --------------







And if said number of Warrant Shares shall not be all the Warrant Shares purchasable upon exercise of the Warrant, a new Warrant is to be issued in the name of said undersigned for the balance remaining of the Warrant Shares represented by said Warrant.

Date:__________________



                                             ___________________________________
                                             The above signature should
                                             correspond exactly with the name on
                                             the first page of this Warrant or
                                             with the name of the assignee
                                             appearing in the assignment form.

                                SUBSCRIPTION FORM
                    (To be executed upon exercise of Warrant)



eResearch Technology, Inc.:

         The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant for, and to purchase thereunder, _________________ shares of Common Stock, as provided for therein, and tenders herewith payment of the purchase price in full in the form of cash or a certified or official bank check in the amount of $____________________.

         Please issue a certificate or certificates for such Common Stock in the name of, and pay cash for any fractional share to:

         (Please print Name, Address and Taxpayer I.D. No.)


                   Name____________________________________

                   Address_________________________________

                   ________________________________________

                   Taxpayer I.D. No._______________________


         And if said number of shares shall not be all the shares purchasable under the within Warrant, a new Warrant is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder rounded up to the next higher number of shares.



                                 Signature_____________________________________
                                             The above signature should
                                             correspond exactly with the name on
                                             the first page of this Warrant or
                                             with the name of the assignee
                                             appearing in the assignment form.